Exhibit 99.3

 Strategic Update:  Driving Growth Through The Next Decade   James P. Gorman, Chairman and Chief Executive Officer January 17, 2023

 Notice   2  The information provided herein includes certain non-GAAP financial measures. The definition of such measures and/or the reconciliation of such measures to the comparable U.S. GAAP figures are included in this presentation, or in Morgan Stanley's (the ‘Company’) Annual Report on Form 10-K, Definitive Proxy Statement, Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K, as applicable, including any amendments thereto, which are available on www.morganstanley.com.   This presentation may contain forward-looking statements including the attainment of certain financial and other targets, and objectives and goals. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current estimates, projections, expectations, assumptions, interpretation or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of forward-looking statements. For a discussion of risks and uncertainties that may affect the future results of the Company, please see the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as applicable, which are available on www.morganstanley.com. This presentation is not an offer to buy or sell any security.  The End Notes are an integral part of this presentation. See Slides 21 – 26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation.  Morgan Stanley closed its acquisition of E*TRADE on October 2, 2020, impacting prior period comparisons for the Firm and Wealth Management, and closed its acquisition of Eaton Vance on March 1, 2021, impacting prior period comparisons for the Firm and Investment Management.  Please note this presentation is available at www.morganstanley.com.

 Driving Growth Through The Next Decade   Tested in a Difficult Environment   2  3  Clarity and Consistency of Business Model  1  Opportunities to Maximize Growth  3  Confidence in Our Opportunity and Goals  4

 Clarity of What We Do and Who We Are  4  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  1  Facilitating Capital for Clients to Reach Their Goals   Leader Across Businesses (1)  Governments  Institutions  Corporates  Individuals  # 1   Wealth and Investment Management   Top 3   Institutional Securities

 Consistent Strategic Actions Affirm Our Likes and Dislikes  5  1  What We Don’t Like to Own  Unsecured Consumer Credit  Payments Businesses  Physical Businesses   Sub-Scale Businesses  Fringe Markets  Saxon  Mortgage Servicer  Heidmar   Oil Shipping  TransMontaigne   Oil Storage  Discover  Consumer Credit  MSCI  Index Provider  Exits   What We Like to Own  Wealth Management, Retirement  Broad-Based Investment Management  Advisory, Capital Markets, Sales & Trading  Scale Businesses   Major Markets  Smith Barney  Mesa West   Solium  E*TRADE  Eaton Vance  Acquisitions   Wealth Management  Investment Management  Wealth Management  Wealth Management  Investment Management  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

 2010  Driving Growth and Business Mix Transformation  6  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  1  Net Revenues (1)   ROTCE (2)   Institutional Securities  Combined Wealth and Investment Management  Pre-Tax   Profit Mix (3)   2022  $54Bn  16%  Future  2010  $32Bn  10%  2022  2025+  The Transformation Continues…

 Strength of Business Model Tested in a Challenging Year  7  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  2  How We Did in 2022 (1)  What Happened in 2022   Highest Inflation in 40 Years  Fastest Rate Increases in 40 Years  Tail End of Worst Pandemic in 100 Years  War in Europe  Significant Geopolitical and Political Turmoil  Worst Underwriting Calendar in 10 Years  S&P 500 Down (19)%   16% ROTCE  15.3% CET1 Ratio  $54Bn in Net Revenues  ~3% Dividend Yield, ~$10Bn Buyback  Record WM Pre-Tax Profit  >$300Bn in Net New Assets  Integration of Two Major Acquisitions

 Destination of Choice Across Wealth Management Channels with Increasing Durable Revenues  8  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  3  Wealth Management Daily Revenues (%) (2)  Stable and Consistent Revenues  2014  2019  2022  $60MM - $80MM  33%  $80MM - $100MM  0%  >$100MM  0%  90%  0%  5%  64%  0%  36%  Leader Across Channels (1)   # 1 Advisor-Led  Top 2 Workplace  Top 3 Self-Directed  <$60MM  67%  5%  0%

 Consistent Expansion of Wealth Management Profitability  9  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  3  Expanding Pre-Tax Profit and Margin Toward 30% Goal  WM Pre-Tax Profit ($Bn)   Wealth Management Pre-Tax Margin Averaged Across Stated Years (%) (1)  14%  25%  26%  28%  Building   Scale  Expanding Our   Channels  Deepening   Relationships  Pairing Advice   and Technology

 4Q18  Growth in Deposits  NII Underpinned by Steady Loan Growth and Larger Deposit Base with Higher Intrinsic Value  3  Deposit Mix ($Bn) (2)   Larger Loan Portfolio  WM Loans ($Bn) (1)  10  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  More Efficient Pricing  WM Period End Deposit Cost (4)  Effective Federal Funds Rate (%) (3)  WM  Clients:  87%  Savings  Wholesale and Other  Sweep Deposits

Morgan Stanley

3 Already Delivering ~$1 Trillion in Net New Assets

~$1 Trillion of NNA Over Last Three Years


Net New Assets ($Bn) (1)
~3%
~4%
~6%
209
278
981
2014 - 2016
2017 - 2019
2020 Pro Forma - 2022
NNA as % of Beginning Client Assets for Most Recent Stated Year (2)

Diversified Sources of NNA

- New Retail Clients
- Existing Retail Clients
- New Institutional Clients
- Net Recruiting
- Stock Plan Vested Assets
- Self-Directed Assets
- Family Office Assets

No Single Source >25% (3)

The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

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 Multiple Channels Reaching New Relationships and Focused on Workplace for Long-term Growth   12  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  3  Increasing Client Relationships   Core Client Relationships (MM) (1)   ~$2.5Tn  $10Tn+  Assets Held Away (2)   Workplace: Strong Retention  Retaining Stock Plan Vested Assets (3)  ~30%    ~90%  Rolling-Out Companion Accounts (4)  

 Workplace Recognizing the Power of Advice  13  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  3  Workplace Client Strategy Over Last Three Years (1)   ~12MM  Workplace Relationships  Attract New Relationships   1  Grow Vested Flows  2  ~$350Bn  Vested Asset Inflows   ~$150Bn  Advisor-Led Flows from Workplace Relationships, Including Consolidation of Assets Held Away  Migrate Relationships   to Advice  3

 Investment Management Continues to Diversify and Deliver in Key Growth Areas  14  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  3  Alternatives (3)  ~$210Bn  Investable Capital  Customization (4)   ~30%  Net Flows % Since Acquisition  Announcement  Growth in Fee-Based Revenues  Public and Private Alpha  Fixed Income   and Liquidity   Customized Solutions  AM and Related Fees (%) (1)(2)  2022  2020  More Diversified Asset Manager  AM and Related Fees ($Bn) (1)

 Institutional Securities Delivering Strength in Various Market Environments  15  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Strength Across the Integrated Investment Bank (1)  ISG Net Revenues ($Bn) (2)  Top 3 Share Position Across ISG  Leading Equities House   Premier Advisory & Underwriting Franchise   Restored Fixed Income Footprint  3

 Leading Institutional Securities Positions with Prudent Capital Management  16  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  Flat G-SIB Surcharge  (%)  Firm RWAs  ($Bn) (2)  Strong Leadership Positions   2022E Wallet Share (%) (1)  ~15%   Investment Banking   ~20%   Equities  ~10%   Fixed Income  3

 Intentional Capital Strategy Drives Results and Provides Capacity for Investment  17  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation  3  Decline in Peak-to-Trough Reflecting Durability  SCB, ex-Dividend Add-On (%) (1)  # 1 Risk-Based Capital Position Relative to Peers  Over Regulatory Requirement of   13.3%  CET1 Ratio (%) (2)  ~200 bps

Morgan Stanley

3 While Maintaining a Capital Buffer of ~200bps, Generated a ~9% Return from Dividends and Buyback

Increasing Dividends Aligned with Durable Earnings While Reducing Shares

4Q Dividend Per Share ($) (1)



0.10
0.35
0.775
2014
2020
2022

Shares Outstanding (Bn) (2)



2.0
+302MM
1.8
1.7
2014
2020
2022

~3% Dividend Yield

+

~6% Share Buyback (3)

~9% Return in 2022 (5)

Acquisition-Related Share Issuance (4)

The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

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 $10Tn Client Assets Will Drive Wealth and Investment Management’s PBT to be Larger Than the Firm’s Today  19  4  Path to $10 Trillion  Client Assets  Today  Market   Appreciation  ~$1Tn of NNA Every 3 Years +  IM Net Flows  2022  Longer-Term Goal  Market Growth   Driving PBT Growth and Mix Transformation  Client Assets ($Tn) (1)  Pre-Tax Profit ($Bn) (2)  $10Tn Client Assets   x 50bps Revenue Over Assets   x 30% Pre-Tax Margin  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

 Affirming Confidence in Long-Term Value Proposition  20  Goals (1)  4  Longer-Term Goal (1)  WM Net New Assets  $1 Trillion Every ~3 Years  WM Pre-Tax Margin  30%+  Efficiency Ratio  <70%  ROTCE  20%+  Client Assets  $10 Trillion  The End Notes are an integral part of this Presentation. See Slides 21-26 at the back of this presentation for information related to the financial metrics and defined terms in this presentation

 End Notes  21  The Firm’s financial presentations, earnings releases, earnings conference calls, and other communications may include certain metrics, including non-GAAP financial measures, which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results. The End Notes are an integral part of our presentations and other communications.   For additional information, refer to the Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations (includes reconciliation of GAAP to non-GAAP), and Legal Notice in the Morgan Stanley Fourth Quarter 2022 Financial Supplement included in the Current Report on Form 8-K dated January 17, 2023 (‘Morgan Stanley Fourth Quarter 2022 Financial Supplement’).  Morgan Stanley closed its acquisition of E*TRADE on October 2, 2020, impacting prior period comparisons for the Firm and Wealth Management, and closed its acquisition of Eaton Vance on March 1, 2021, impacting prior period comparisons for the Firm and Investment Management.

 End Notes  22  These notes refer to the financial metrics and/or defined term presented on Slide 4   Rankings are based on internal analysis of net revenues for Morgan Stanley and peers.   For Wealth and Investment Management, net revenues represent the combination of Wealth Management and Investment Management for the peer set: Bank of America, BlackRock, Charles Schwab, Fidelity, Goldman Sachs, JP Morgan, UBS, and Wells Fargo. The analysis utilizes data for peers that have reported full-year 2022 results as of January 16, 2023. For peers that have not yet reported, excluding Fidelity, net revenues are based on the last twelve months as of September 30, 2022. For Fidelity, net revenues represent 2021 total company revenues. Net revenues for Morgan Stanley represent the addition of Morgan Stanley’s Wealth Management (‘WM’) and Investment Management (‘IM’) Net Revenues for full-year 2022, excluding intersegment activity.   For Institutional Securities, net revenues represent Investment Banking, Equity Sales & Trading and Fixed Income Sales & Trading, where applicable for the peer set: Bank of America, Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JP Morgan, and UBS (‘Wallet’). For peers that disclose results between multiple segments, assumptions have been made based on company disclosures. The analysis utilizes data for peers that have reported full-year 2022 results as of January 16, 2023. For peers that have not yet reported, a full-year 2022 results estimate is derived assuming the aggregate share of those peers of the Wallet for the first nine months of 2022 remains constant in the fourth quarter of 2022. European peer results were translated to USD using average exchange rates for the appropriate period; sourced from Bloomberg. Credit Suisse Equity Sales & Trading and Institutional Securities-equivalent revenues were adjusted to include net release of $167MM related to a U.S.-based hedge fund matter. Net revenues for Morgan Stanley represent segment revenues for Institutional Securities (‘ISG’).   These notes refer to the financial metrics and/or defined term presented on Slide 6  Net revenues for 2010 have been adjusted to exclude the negative impact of Debt Valuation Adjustment (‘DVA’) of approximately $(873) million. The adjusted net revenues are a non-GAAP financial measure.   Return on average tangible common equity (‘ROTCE’) utilizes net income applicable to Morgan Stanley less preferred dividends as a percentage of average tangible common equity. Average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. For 2010, the calculation is adjusted to exclude the aggregate net after-tax impacts of negative DVA of $(534) million and positive impact of Discrete Tax Benefit of $998 million. For 2022, ROTCE excludes integration‐related expenses, which were $470 million on a pre-tax basis or $360 million on an after-tax basis. The adjusted ROTCE is a non-GAAP financial measure.   Income from continuing operations before income taxes (‘Pre-Tax Profit’) for 2010 excludes the negative impact of DVA. The adjusted Pre-Tax Profit is a non-GAAP financial measure.    These notes refer to the financial metrics and/or defined term presented on Slide 7  1. Stated metrics are for full-year 2022.   Common Equity Tier 1 (‘CET1’) Capital Ratio is based on the Basel III Standardized Approach Fully Phased-in rules.  Dividend Yield represents the annual dividend for full-year 2022 divided by Morgan Stanley’s share price as of January 3, 2022.  Net New Assets (‘NNA’) represent client inflows, including dividends and interest, and asset acquisitions, less client outflows, and exclude activity from business combinations / divestitures and the impact of fees and commissions.

Morgan Stanley

End Notes

These notes refer to the financial metrics and/or defined term presented on Slide 8

1. **Position in Advisor-Led** derived from internal analysis based on client assets for Bank of America Merrill Lynch Global Wealth Management, UBS Wealth Management Americas and Wells Fargo Wealth and Investment Management per company filings as of most recently reported results. For Morgan Stanley, **Advisor-Led Client Assets** represent client assets in accounts that have a WM representative assigned.
   Workplace Rank Position derived from Morgan Stanley internal analysis based on number of stock plan participants informed by latest available data for Bank of America, Carta, Certent, Charles Schwab, Computershare, Fidelity, and UBS.
   Position in Self-Directed derived from Aite Group's "New Realities in Wealth Management: Evolution Amid Turbulence" report (December 2022). Peers include Charles Schwab, Fidelity, Merrill Lynch, and others.
2. The daily revenue distribution reflects net revenues for the WM segment attributed as follows: Transactional revenues primarily on the day the revenue was recorded; and Asset Management, Net Interest and Other revenues based on a daily average, where the reported revenue for the period is divided by the number of business days in the period.

These notes refer to the financial metrics and/or defined term presented on Slide 9

1. **WM Pre-Tax Margin** represents Pre-Tax Profit divided by net revenues and has been averaged across the stated years. For 2020, 2021 and 2022, the calculation excludes the impact of integration-related expenses on a pre-tax basis of $231 million, $346 million, and $357 million, respectively.

These notes refer to the financial metrics and/or defined term presented on Slide 10

1. **WM Loans** represent loans from WM on **U.S. Bank subsidiaries** as of 4Q 2022. **U.S. Bank** refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association.
2. **Deposits** reflect liabilities sourced from WM clients and other sources of funding on the U.S. Bank subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits. Excludes approximately $6 billion of off-balance sheet deposits as of 4Q 2022. Percentage of deposits sourced from WM clients includes sweep deposit programs and savings.
3. **Effective Federal Funds Rate** represents the effective Federal Funds rate as of 4Q 2019 and 4Q 2022.
4. **WM Period End Deposit Cost** represents the total annualized weighted average cost of the various deposit products, excluding the effect of related hedging derivatives. Period end cost of deposits is based upon balances and rates as of December 31, 2019, and December 31, 2022.

These notes refer to the financial metrics and/or defined term presented on Slide 11

1. NNA is aggregated across the stated years. 2020 NNA is **Pro Forma** for E*TRADE, representing the addition of NNA for Morgan Stanley and E*TRADE for the full year. The comparisons of current and prior periods are impacted by asset acquisitions in 3Q 2021 and 1Q 2022.
2. **NNA as % of Beginning Client Assets** represents NNA divided by beginning client assets for each period. The calculation shown is for the most recent year in the stated periods.
3. Represents percentage of total NNA aggregated over 2020, 2021, and 2022 for the stated sources. 2020 NNA is Pro Forma for E*TRADE.

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Morgan Stanley

End Notes

These notes refer to the financial metrics and/or defined term presented on Slide 12

1. **Core Client Relationships** represent Advisor-Led Households, Self-Directed Households, Stock Plan Participants and Retirement and Financial Wellness Participants excluding overlap as of 4Q 2022.
   Advisor-Led Households represent the total number of households that include at least one account with Advisor-Led Clients Assets.
   Stock Plan Participants represent total accounts with vested or unvested stock plan assets. Individuals with accounts in multiple plans are counted as participants in each plan.
   Retirement and Financial Wellness Participants represent participants of corporate clients with financial wellness and retirement plans serviced by Morgan Stanley at Work.
   Self-Directed Households represent the total number of households that include at least one account with **Self-Directed Assets**. Self-Directed Assets represent active accounts which are not advisor-led. Active accounts are defined as having $25 or more in assets.
2. **Assets Held Away** is estimated using data from IXI as of June 2022 for retail clients and Stock Plan Participants.
3. **Retention Rate** for any given period is derived using the net of stock plan inflows for one year less outflows for a two-year period post the initial inflow and dividing it by total inflows.
4. **Companion Accounts Roll-Out** represents percentage of eligible Stock Plan Participants with companion accounts activated by Morgan Stanley as of 4Q 2022.

These notes refer to the financial metrics and/or defined term presented on Slide 13

1. **Workplace Relationships** represent the addition of Stock Plan Participants, and Retirement and Financial Wellness Participants as of 4Q 2022.
   Vested Asset Inflows represent inflows, excluding estimated taxes, from vested equity compensation solutions for company executives and employees aggregated for full-year 2020, 2021, and 2022.
   Advisor-Led Flows from Workplace Relationships represent assets brought into advisor-led relationships, where the initial account was from workplace, aggregated for full-year 2020, 2021, and 2022.

These notes refer to the financial metrics and/or defined term presented on Slide 14

1. Represents reported full-year asset management and related-fees revenue of IM, which include management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest.
2. **Public & Private Alpha** includes public equity strategies reported under the "Equity" category and real assets, private equity, private credit and private equity fund of funds reported under the "Alternatives and Solutions" category as of 4Q 2022 in the Morgan Stanley Fourth Quarter 2022 Financial Supplement.
   Fixed Income & Liquidity includes strategies reported under the "Fixed income" category and liquidity strategies reported under the "Liquidity and Overlay Services" category as of 4Q 2022 in the Morgan Stanley Fourth Quarter 2022 Financial Supplement.
   Customized Solutions includes multi-asset portfolios, hedge fund of funds, customized retail solutions and institutional portfolio solutions reported under the "Alternatives and Solutions" category, concentrated equity diversification strategies reported under the "Equity" category and overlay strategies reported under the "Liquidity and Overlay Services" category as of 4Q 2022 in the Firm's Morgan Stanley Fourth Quarter 2022 Financial Supplement.
3. **Investable Capital** includes assets under management, unfunded commitments, co-investments and leverage across private alternative and liquid alternative strategies as of 4Q 2022. The assets under management portion of investable capital is reported under the "Alternatives and Solutions", "Equities" and "Fixed Income" categories in the Morgan Stanley Fourth Quarter 2022 Financial Supplement. Private Alternatives is ~$120 billion of the total Alternatives investable capital amount.
4. **Net Flows % Since Acquisition Announcement** represent net flows since the announcement of the Eaton Vance acquisition, from 4Q 2020 to 4Q 2022 divided by assets under management as of 3Q 2020. Data from September 30, 2020, to March 1, 2021, is prior to the close of the acquisition. These net flows are across Parametric custom portfolios in retail separately managed accounts reported under the "Alternatives and Solutions" category in the Morgan Stanley Fourth Quarter 2022 Financial Supplement.

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Morgan Stanley

End Notes

These notes refer to the financial metrics and/or defined term presented on Slide 15

1. **Top 3 Share Position across** ISG is a ranking based on internal analysis of net revenues for Morgan Stanley and peers as described in end note 1 for Slide 4.
2. ISG net revenues have been averaged across the stated years.

These notes refer to the financial metrics and/or defined term presented on Slide 16

1. **Wallet Share** calculated as the percentage of ISG segment net revenues to the Wallet.
2. **RWA** represent risk-weighted assets under the Standardized Approach.

These notes refer to the financial metrics and/or defined term presented on Slide 17

1. Represents Morgan Stanley's Stress Capital Buffer ("**SCB**"), excluding the dividend add-on.
2. **Risk-Based Capital Position Ranking** represents CET1 Ratio above the regulatory requirement which is inclusive of the SCB and G-SIB capital surcharge and is based on internal analysis for the peer set including Bank of America, Citigroup, Goldman Sachs, and JP Morgan per company filings for the most recently reported results as of January 16, 2023. Regulatory requirement includes 2022 SCB, and G-SIB capital surcharge effective January 2023.

These notes refer to the financial metrics and/or defined term presented on Slide 18

1. **4Q Dividend Per Share** represents the dividend per share in the fourth quarter of each respective year.
2. **Shares Outstanding** represents end of period common shares outstanding.
3. **Share Buyback Percentage** represents total shares repurchased in 2022 divided by beginning of period common shares outstanding.
4. **Acquisition-Related Share Issuance** represents common shares issued in relation to the acquisitions of E*TRADE and Eaton Vance in 2020 and 2021, respectively.
5. **Total Return** is calculated by adding together the full-year 2022 Dividend Yield and Share Buyback Percentage.

These notes refer to the financial metrics and/or defined term presented on Slide 19

1. **Client Assets** represent WM client assets and IM assets under management ("**AUM**"). **WM client assets** represent those assets for which WM is providing services including financial advisor-led brokerage, custody, administrative and investment advisory services; self-directed brokerage services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services. Certain WM client assets are invested in IM products and are also included in IM's AUM.

   The attainment of future Client Assets assumes a normal market environment and may be impacted by external factors that cannot be predicted at this time, including geopolitical, macroeconomic and market conditions and future legislation and regulations and any changes thereto. Please also refer to the Notice on slide 2 of this presentation.

2. Assumptions for the WM and IM **Future State Pre-Tax Profit** are illustrative, and we believe are a useful framework for us, investors, analysts and other stakeholders to assess our performance. The attainment of these assumptions assumes a normal market environment and may be impacted by external factors that cannot be predicted at this time, including geopolitical, macroeconomic and market conditions and future legislation and regulations and any changes thereto. Please also refer to the Notice on slide 2 of this presentation.

   Revenue Over Assets represents WM and IM Net Revenues divided by average Client Assets for an average of the five most recent quarters. For 2022, this is calculated to be 50 bps.

   Pre-Tax Margin represents WM and IM Pre-Tax Profit aggregated, divided by WM and IM Net Revenues. This is representative of our goal of achieving a 70% **Firm Efficiency Ratio** i.e. total non-interest expenses as a percentage of net revenues.

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End Notes  26  These notes refer to the financial metrics and/or defined term presented on Slide 20  The attainment of these objectives assumes a normal market environment and may be impacted by external factors that cannot be predicted at this time, including geopolitical, macroeconomic and market conditions and future legislation and regulations and any changes thereto. Please also refer to the Notice on slide 2 of this presentation.

 Strategic Update:  Driving Growth Through The Next Decade   James P. Gorman, Chairman and Chief Executive Officer January 17, 2023